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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

April 22, 2002

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Special Equity Fund for the quarter ended March 31, 2002. The net asset value on that date was $29.67 per share. Regular dividends are reviewed semiannually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in June 2002.

INVESTMENT REVIEW

    In the first quarter of 2002, Cohen & Steers Special Equity Fund had a total return of 11.5%, which compared to the NAREIT Equity REIT Index's* total return of 8.3%. The Standard & Poor's 500 Index, by comparison, had a total return of 0.3%.

    We are pleased to report that the Fund performed very well in the first quarter, outperforming all applicable real estate benchmark indexes and turning in one of the best performances of all real estate securities funds. We attribute this enhanced performance to our emphasis on companies that own income-producing real estate, our strict valuation methodology that is based on cash flow growth and asset value, the focused portfolio construction, and our opportunistic trading style.

    The Fund's strict valuation methodology enabled us to add value in both property-sector and stock selection. Specifically, the Fund's holdings in the Hotel, Regional Mall, and Office sectors contributed to performance, but performance was enhanced by having little or no weighting in sectors that were overvalued, such as the Shopping Center and Apartment sectors. In terms of stock selection, while the Office sector as a whole did not perform well in the quarter, our valuation criteria highlighted specific office stocks that beat the total return of REITs overall; examples include Mack-Cali (+14.1%), Brandywine (+13.4%), Prentiss (+9.5%), and Crescent (+9.4%). Other standout performers include Host Mariott (+32.8%) in the Hotel sector and General Growth Properties (+15.8%) in the Regional Mall sector. We are using our valuation methodology to trade more opportunistically, thereby capturing pricing inefficiencies between securities. While this will result in higher turnover, the Fund's $27 million loss carryforward offsets short-term gains, facilitating a tax-efficient trading strategy.

    REIT performance continued to excel in the first quarter, with the averages reaching new highs and substantially outdistancing all of the major stock market indexes. Every REIT property sector advanced in the first quarter, with the best performance, by far, being turned in by the Hotel sector, which was up 26.2%, as investors anticipated a strong rebound in this most economically sensitive sector. The Regional Mall sector (+11.9%) performed well for similar reasons, and because of its consistent earnings growth during the recent period of economic weakness. The weakest sectors in the quarter were the Apartment sector (+4.4%), which began the year at a very high relative valuation, and the Office sector (+5.2%), whose fundamentals are not generally expected to respond as quickly to renewed economic growth.

    In our opinion, the recent change in investor sentiment toward REITs is the result of the steady performance of property investments during the economic slowdown, and of the ability of REITs to maintain earnings and dividend growth in more challenging times. The performance of REITs is in marked contrast to the decline in

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

overall stock market values over the past two years and to the record decline in corporate profits registered in 2001. Indeed, the past several years have clearly demonstrated the portfolio diversification benefits of REITs.

    In addition, there appears to be a renewed focus on income as a primary source of investment return. As investors have reduced their long-term return expectations for many major asset classes, the attractiveness of REIT dividends has never been greater. At the beginning of the year, the current yield of REITs (7.4%) far exceeded that offered by all other equities and was higher than many fixed-income investments. Unlike fixed-income investments, however, REITs offer the possibility of growth -- and, as the following table demonstrates, REIT dividend growth over the past three years has been substantial. Nearly every one of the 50 largest REITs (which in total represent around 75% of the market capitalization of the REIT universe) increased its dividend per share over the past two years. Excluding Hotel REITs, which were the casualties of last year's unusual decline in travel, the REIT dividend record is nearly perfect, with only one company reducing its dividend in each of the past two years. Further, thus far in 2002, 20 companies, or 40% of this group, have already increased their dividend payouts. Considering that the past two years were weak for real estate fundamentals, one can only imagine the dividend growth potential of REITs in the economic and real estate upturns that we envision for late-2002 and beyond.


                           Dividend Growth per Share
-------------------------------------------------------------------------------
                                       1999           2000            2001
-------------------------------------------------------------------------------
50 Largest REITs
Weighted-Average Growth                6.3%            6.4%            7.0%
# of Companies Increasing Dividends     46              44              44
# of Companies Reducing Dividends        0               1               3

50 Largest REITs -- ex Hotels
Weighted-Average Growth               6.6%             6.1%           10.9%
# of Companies Increasing Dividends    48               46              46
# of Companies Reducing Dividends       0                1               1



INVESTMENT OUTLOOK

    It may seem ironic that the strong performance of REITs has coincided with evidence that real estate fundamentals continue to deteriorate. Vacancy rates for every property type are expected to rise for much of this year, as the delivery of new space is greater than the demand for space. Furthermore, some observers have suggested that in some regions the office sector may not begin to recover until 2004. As a result, many analysts have reduced their earnings growth estimates for both 2002 and 2003. Rising interest rates might well reverse the trends of the past year, whereby REITs had access to low-cost debt capital and investors were attracted to the group's above-average dividend yields. Compounding this situation is the fact that, as a result of their outstanding performance, the share prices of many REITs are believed by some to now exceed their underlying asset values. In

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

fact, some analysts' most optimistic return expectations for 2002 have been met in just the first quarter; as a result, these analysts are now recommending the sale of REIT stocks.

    It is also ironic that REITs, which have proven to be star performers during and after economic slowdowns, are expected by many to underperform during economic recoveries. The argument is that, in a rebounding economy, better relative growth can be found in industrial and technology companies. In contrast, we believe that investors look further out. In our opinion, the market is looking for signs of renewed economic growth and improved property fundamentals beyond the immediate future. Indeed, there are some very substantial signs that the economy may be entering a phase of very strong growth. In addition, the economic slowdown has also led to a slowdown in construction. Thus, while it may take time for some property markets to return to a better supply/demand balance, the process of getting there is already underway. We fully expect that earnings growth will accelerate once absorption turns positive.

    Perhaps the most important issue to reconcile regards valuation. While many believe that REIT share prices are higher than their net asset values (NAVs) by about 5%-10%, there is no other measure that even suggests that REITs are overvalued. REIT stocks, trading on average at less than 10x this year's expected earnings, are at the bottom of their historical multiple range. Compared to other financial-market instruments, REITs continue to look extremely cheap. Indeed, the S&P 500 Index, trading at 23x earnings, is at the upper end of its historical range, while the NASDAQ multiple is simply stratospheric. Even with the recent rise in interest rates, the cost of borrowing remains near a record low. Furthermore, the gap in yields between REITs and Treasuries is still at the upper end of its historical range. And, although REIT dividend yields are in the middle their long-term range, their payout ratios are at an all-time low. Additionally, the gap between interest rates and the widely accepted real estate capitalization rates (real estate income as a percentage of asset value) is the widest it has been in over 30 years, at about 4.5 percentage points. If capitalization rates were to decline by as little as 50 basis points, NAVs would rise by about 12%, turning today's perceived NAV premium into a discount.

    The only way we can reconcile the NAV measure with all of the other valuation measures is to conclude that many analysts' calculations of real estate values are not realistic. Most assets, particularly real estate, must be valued based on current and future income in relation to the cost of capital. Assuming that we are entering a period of economic recovery that leads to rising occupancies, rental rates, and net income, property values should be expected to rise over the next several years. In addition, investors are likely to put a premium on the ability of REITs to generate income that grows consistently, with low volatility. Indeed, as venture capital, private equity, and technology investments have failed to produce adequate risk-adjusted returns, we believe core property investments are likely to become a mainstay in many diversified portfolios.

    While not all property types would experience capitalization rate compression that would drive net asset values higher, we believe the Regional Mall and Office sectors will benefit, and we have factored this dynamic into our net asset value estimates. As a result, these two sectors rank highest in our valuation model, and therefore represent the largest investments for the Fund, totaling 65% of assets. We believe that malls are being revalued upward, both in the private and public markets, because their predictable growth has stood out favorably against the volatility in occupancies and cash flows that other property types, such as apartments, are experiencing. The Regional Mall sector is also undergoing another phase of consolidation via the acquisition of private properties, at what we believe to be very attractive returns. The investment case for the Office sector may seem counterintuitive,

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

given the job contraction in corporate America and rising office vacancies in many markets. However, we believe that investors have overcompensated for these negatives, driving share prices unjustifiably low, and that the budding economic recovery will enable fundamentals and hence, stock prices, to improve.

    As real estate returns to favor, we expect REITs will be the investment choice for many. We believe that the modern REIT era is entering its second wave of growth, having come through the first by delivering superior returns, professional management, quality property portfolios, and a high degree of investor liquidity. While we cannot ignore the fact that REIT share prices have come a long way over the past two years, we believe that the long-term outlook for this sector remains extremely bright.

Sincerely,

             MARTIN COHEN            ROBERT H. STEERS
             MARTIN COHEN            ROBERT H. STEERS
             President               Chairman

             JOSEPH M. HARVEY        JAMES S. CORL
             JOSEPH M. HARVEY        JAMES S. CORL
             Portfolio Manager       Portfolio Manager

         Cohen & Steers is online at WWW.COHENANDSTEERS.COM
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.
            So visit us today at WWW.COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                 NUMBER OF
                                                                  SHARES        VALUE
                                                                 ---------   -----------
EQUITIES                                               98.95%
    APARTMENT/RESIDENTIAL                               4.26%
         Apartment Investment & Management Co. -- Class A.....     9,100     $   440,167
         AvalonBay Communities................................    10,000         498,000
                                                                             -----------
                                                                                 938,167
                                                                             -----------
    DIVERSIFIED                                         8.77%
         *Alexander's.........................................    32,000       1,934,400
                                                                             -----------
    HEALTH CARE                                         2.40%
         Ventas...............................................    41,800         528,770
                                                                             -----------
    HOTEL                                               4.98%
         FelCor Lodging Trust.................................    20,600         437,750
         Host Marriott Corp. .................................    55,300         660,835
                                                                             -----------
                                                                               1,098,585
                                                                             -----------
    INDUSTRIAL                                          4.70%
         AMB Property Corp. ..................................    15,800         434,500
         ProLogis Trust.......................................    25,800         602,430
                                                                             -----------
                                                                               1,036,930
                                                                             -----------
    OFFICE                                             53.48%
         Arden Realty.........................................    46,500       1,320,600
         Boston Properties....................................    35,500       1,400,475
         **Brookfield Properties Corp. .......................    48,300         921,559
         CarrAmerica Realty Corp. ............................    49,200       1,545,372
         Cousins Properties...................................    16,100         419,405
         Crescent Real Estate Equities Co. ...................    55,400       1,074,760
         Equity Office Properties Trust.......................    63,200       1,895,368
         Mack-Cali Realty Corp. ..............................    23,400         811,512
         Prentiss Properties Trust............................    23,300         687,816
         SL Green Realty Corp. ...............................    21,400         719,040
         Vornado Realty Trust.................................    22,600         998,016
                                                                             -----------
                                                                              11,793,923
                                                                             -----------
    OFFICE/INDUSTRIAL
      8.74%
         Kilroy Realty Corp. .................................    52,700       1,486,667
         Reckson Associates Realty Corp. .....................    17,900         441,414
                                                                             -----------
                                                                               1,928,081
                                                                             -----------

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                 NUMBER OF
                                                                  SHARES        VALUE
                                                                 ---------   -----------
    REGIONAL MALL                                      11.62%
         CBL & Associates Properties..........................    12,500     $   441,875
         Rouse Co. ...........................................    34,500       1,068,810
         Taubman Centers......................................    69,900       1,052,694
                                                                             -----------
                                                                               2,563,379
                                                                             -----------
TOTAL INVESTMENTS (Identified cost -- $19,076,159) ...  98.95%                21,822,235
OTHER ASSETS IN EXCESS OF LIABILITIES .................. 1.05%                   232,123
                                                        -----                -----------
NET ASSETS (Equivalent to $29.67 per share based on 743,270
  shares of capital stock outstanding) ............... 100.00%               $22,054,358
                                                       ------                -----------
                                                       ------                -----------

-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on March 31, 2002 was $1,468,320 based on an exchange rate of 1 Canadian dollar to 0.627628 U.S. dollars.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                    TOTAL NET ASSETS          PER SHARE
                                                ------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/01.................               $20,209,490            $26.63
    Net investment income.....................  $  470,230                 $0.63
    Net realized and unrealized gain on
       investments............................   1,813,030                  2.41
                                                                           -----
    Capital stock transactions:
         Sold.................................     479,918
         Redeemed.............................    (918,310)
                                                ----------
Net increase in net asset value...............                 1,844,868              3.04
                                                             -----------            ------
End of period: 3/31/2002......................               $22,054,358            $29.67
                                                             -----------            ------
                                                             -----------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2002) (UNAUDITED)

ONE YEAR                SINCE INCEPTION (5/8/97)
--------                ------------------------
12.05%                            7.91%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.


             MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                    COHEN & STEERS                                     COHEN & STEERS
                  EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS

      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                            FOR TOTAL RETURN:

                 COHEN & STEERS                                    COHEN & STEERS
              SPECIAL EQUITY FUND                            INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL          IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER          RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR           CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                   REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO               OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                        HIGHER MINIMUM PURCHASE REQUIRED

                                                           SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
 Martin Cohen
 Director and President                757 Third Avenue
 Gregory C. Clark                      New York, NY 10017
 Director                              (212) 832-3232
 Bonnie Cohen                          FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
 George Grossman                       225 Franklin Street
 Director                              Boston, MA 02110
 Richard J. Norman                     TRANSFER AGENT
 Director                              Boston Financial Data Services, Inc.
 Willard H. Smith Jr.                  Two Heritage Drive
 Director                              North Quincy, MA 02171
 Adam Derechin                         (800) 437-9912
 Vice President and Assistant          LEGAL COUNSEL
 Treasurer                             Simpson Thacher & Bartlett
 Joseph M. Harvey                      425 Lexington Avenue
 Vice President                        New York, NY 10017
 Lawrence B. Stoller                   DISTRIBUTOR
 Assistant Secretary                   Cohen & Steers Securities, Inc.
                                       757 Third Avenue
                                       New York, NY 10017
                                       NASDAQ Symbol: CSSPX
                                       Website: www.cohenandsteers.com
                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.
                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Special Equity Fund, Inc. unless
                                       accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

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                                COHEN & STEERS
                             SPECIAL EQUITY FUND


                          ---------------------------
                               QUARTERLY REPORT
                                MARCH 31, 2002



                                COHEN & STEERS
                              SPECIAL EQUITY FUND
                                757 THIRD AVENUE
                              NEW YORK, NY 10017